Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded fund III

(the “Trust”)

First Trust Horizon Managed Volatility Domestic ETF

First Trust Horizon Managed Volatility Developed International ETF

First Trust Horizon Managed Volatility Small/Mid ETF

First Trust California Municipal High Income ETF

First Trust New York Municipal High Income ETF

First Trust Short Duration Managed Municipal ETF

First Trust Ultra Short Duration Municipal ETF

First Trust Municipal High Income ETF

First Trust Merger Arbitrage ETF

(each a “Fund”)

Supplement to each Fund’s Prospectus
and Statement of Additional Information

October 16, 2023

Notwithstanding anything to the contrary in each Fund’s prospectus or statement of additional information, effective as of the date set forth above, The Bank of New York Mellon, a New York banking corporation (“BNYM”), having its principal office and place of business at 240 Greenwich Street, New York, New York, 10286, shall replace Brown Brothers Harriman  & Co., located at 50 Post Office Square, Boston, Massachusetts, 02110, and serve as administrator, fund accounting agent, transfer agent, and custodian for each Fund.

The Trust has appointed BNYM to serve as the Funds’ administrator, fund accounting agent and transfer agent pursuant to a fund administration and accounting agreement (the “FAA Agreement”) and a transfer agency and service agreement (the “TA Agreement” and together with the FAA Agreement, the “Administrative Agency Agreements”). As administrator, BNYM shall provide various administrative services set forth in the FAA Agreement. As the fund accounting agent, BNYM shall provide various valuation and computation services set forth in the FAA Agreement. As the transfer agent, BNYM shall be responsible for processing the issuance and redemption of Creation Units, the recording of such issuances and redemptions and other related services set forth in the TA Agreement.

The Trust has also appointed BNYM to serve as the Funds’ custodian pursuant to a custody agreement (the “Custodian Agreement”). Pursuant to the terms of the Custodian Agreement, BNYM shall be generally responsible for the safekeeping of the Funds’ assets and performing various other administrative duties set forth in the Custodian Agreement. As set forth in the Administrative Agency Agreements and Custodian Agreement, the Trust, on behalf of the Funds, has agreed to indemnify BNYM against, and hold it harmless from, certain losses, claims, liabilities and expenses arising out of BNYM’s performance of its obligations and duties under the Administrative Agency Agreements and Custodian Agreement, provided that such losses, claims, liabilities and expenses did not result from BNYM’s negligence, bad faith, willful misconduct, or reckless disregard in the performance of such obligations and duties.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE